EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Inventiva S.A.

EXECUTED this 1st day of April, 2026.

NEW ENTERPRISE ASSOCIATES 17, L.P.

By:	NEA PARTNERS 17, L.P. General Partner

By:	NEA 17 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 17, L.P.

By:	NEA 17 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 17 GP, LLC

  By:                             *

   Anthony A. Florence, Jr.

   Managing Partner and Co-Chief Executive Officer

  By:                             *

   Mohamad H. Makhzoumi

   Managing Partner and Co-Chief Executive Officer

GROWTH EQUITY OPPORTUNITIES 18 VGE, LLC

By:	NEA 18 VENTURE GROWTH EQUITY, L.P. Sole Member

By:	NEA PARTNERS 18 VGE, L.P. General Partner

By:	NEA 18 VGE GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 18 VENTURE GROWTH EQUITY, L.P.

By:	NEA PARTNERS 18 VGE, L.P. General Partner

By:	NEA 18 VGE GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 18 VGE, L.P.

By:	NEA 18 VGE GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 18 VGE GP, LLC

  By:                             *

   Anthony A. Florence, Jr.

   Managing Partner and Co-Chief Executive Officer

  By:                             *

   Mohamad H. Makhzoumi

   Managing Partner and Co-Chief Executive Officer

                 *

Forest Baskett

                 *

Ali Behbahani

                 *

Carmen Chang

                 *

Anthony A. Florence, Jr.

                 *

Mohamad H. Makhzoumi

                 *

Edward T. Mathers

                 *

Scott D. Sandell

                 *

Paul Walker

                 *

Rick Yang

            */s/ Zachary Bambach

Zachary Bambach

As attorney-in-fact

This Agreement relating to Schedule 13D was executed by Zachary Bambach on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached hereto as Exhibit 2.